Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,255,710.55
Previously Paid Amount	0.00
Total Fee Amount	2,244.91
Total Offset Amount	0.00
Net Fee	$ 2,244.91